UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  June 6, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
-------------------------	-------------------------	-------------------------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 5, 2006, we completed a private placement with four accredited investors, in which we sold them 250,000 shares each of our common stock at $1.00 per share, for a total aggregate issuance price of $1,000,000, and we issued warrants to each accredited investor to purchase 125,000 shares of our common stock, exercisable until June 5, 2011, at an exercise price of $1.00 per share.

Empire Financial Group (“Empire”) acted as the placement agent in connection with the offering.

To complete the private placement transaction, we entered into the following agreements (collectively the “Transaction Documents”), each of which is attached as an exhibit:

Securities Purchase Agreement

Registration Rights Agreements

Warrants

Lock-up Agreements

Item 3.02  Unregistered Sale Of Equity Securities

The information with respect to the Private Placement required by this Item 3.02 is set forth in Item 1.01 of this current report and is incorporated herein by reference.

The shares of common stock and warrants issued pursuant to the private placement were not registered under any securities laws.  We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the investors with disclosure of all aspects of our business, including providing the Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the investors obtained all information regarding Company that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes. Each of the investors represented to us that it was an accredited investor.

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

10.1   Securities Purchase Agreement

10.2   Registration Rights Agreement

10.3   Form of Warrant

10.4   Form of Lock-up Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Date: June 7, 2006

By:

/s/   Keith Feilmeier

Keith Feilmeier, President

Index to Exhibits

10.1   Securities Purchase Agreement

10.2   Registration Rights Agreement

10.3   Form of Warrant

10.4   Form of Lock-up Agreement